PMV Adaptive Risk Parity ETF

ARP

a series of The Advisors’ Inner Circle Fund II (the “Trust”)

Supplement dated May 31, 2023

to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of PMV Adaptive Risk Parity ETF

(the “Fund”),

each dated December 20, 2022, as supplemented

Notice of Potential Ownership Change

Vident Investment Advisory, LLC (“VIA”) serves as the current sub-adviser to the Fund pursuant to a sub-advisory agreement between VIA and PMV Capital Advisers, LLC, the Fund’s adviser (the “Current Sub-Advisory Agreement”).

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, is expected to acquire Vident Advisory, LLC (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the closing date, Mr. Crawford will effectively control Vident Advisory (“VA”) which will acquire the assets and liabilities of VIA. The Transaction is expected to be completed in the third quarter of 2023. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate.

In anticipation of the termination of the Current Sub-Advisory Agreement, VA is seeking to enter into a new investment sub-advisory agreement with PMV Capital Advisers, LLC, (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is subject to approval by Fund shareholders.

At a meeting of the Board of Trustees of the Trust (the “Board”), held on May 24, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), approved (i) the New Investment Sub-Advisory Agreement between PMV Capital Advisers, LLC and VA; and (ii) an interim sub-advisory agreement between PMV Capital Advisers, LLC and VA (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction and will replace the Current Sub-Advisory Agreement, if the New Sub-Advisory Agreement has not yet been approved by Fund shareholders and become effective. Pursuant to the Interim Sub-Advisory Agreement, VA may provide investment sub-advisory services to the Fund for up to 150 days between the effective date of the Interim Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement.

There will be no change in the Fund’s portfolio managers, investment objective, principal investment strategy, and investment policies in connection with the Transaction.

Under the New Sub-Advisory Agreement, VA will receive the same compensation VIA currently receives under the Current Sub-Advisory Agreement. The Board approved the submission of the proposal to the Fund’s shareholders. A special meeting of Fund shareholders will be held to consider and vote on the proposal. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Fund’s Proxy Statement (when available), Prospectus and SAI, as well as the Fund’s Annual Report, by calling 1.888.495.9115, by emailing PMVCapitalETF@seic.com, or by visiting www.pmvcapital.com/arp. The Proxy Statement will be available for free on the SEC’s website (www.sec.gov).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please retain this Supplement for future reference.

PMV-SK-001-0100